SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


                                  FORM 8-K

                              CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934



             Date of Report (Date of earliest event reported):

                             September 25, 1996


                           TAMPA ELECTRIC COMPANY
           (Exact name of registrant as specified in its charter)




          FLORIDA                       1-5007              59-0475140
(State or other jurisdiction       (Commission file       (IRS Employer
     of incorporation)                  Number)         Identification No.)



     702 North Franklin Street, Tampa Florida                 33602
     (Address of principal executive offices)               (Zip code)

Registrant's telephone number, including area code: (813) 228-4111



















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Item 5.   Other Events


          See  the Press Release dated September 25, 1996, filed as Exhibit
     99.1 and incorporated herein by reference, describing the agreement among the registrant, the Office of Public Counsel and the Florida Industrial Power Users Group which, subject to Florida Public Service Commission approval, resolves all regulatory issues related to a prudence review of the registrant s Polk Power Station, extends the current base rate freeze through 1999 and provides for a temporary reduction in base rates.










































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Item 7.   Financial Statements and Exhibits

           (C) Exhibits

               99.1 Press Release dated September 25, 1996.
















































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                                 SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Dated:    September 25, 1996       Tampa Electric Company



                                   By:/s/ W. L. Griffin
                                        W. L. Griffin
                                        Conroller and Assistant Secretary



































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                             INDEX TO EXHIBITS


Exhibit No.    Description of Exhibits                 Page No.

     99.1      Press Release dated September 25, 1996     6















































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